CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 14, 1997, incorporated by reference in Post-Effective Amendment Number 6 to the Registration Statement (Form N-1A No. 33-72834) of JPM Series Trust II.



                                                    Ernst & Young LLP

Boston, Massachusetts
April 28, 1997